Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                    /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder California Tax-Free
                                                  Income Fund, Scudder Florida
                                                  Tax-Free Income Fund, Scudder
                                                  New York Tax-Free Income Fund,
                                                  a series of Scudder State
                                                  Tax-Free Income Series

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                    /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder California Tax-Free
                                                  Income Fund, Scudder Florida
                                                  Tax-Free Income Fund, Scudder
                                                  New York Tax-Free Income Fund,
                                                  a series of Scudder State
                                                  Tax-Free Income Series